UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005

SOLEXA, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22570 (Commission File No.)	94-3161073 (IRS Employer Identification No.)

25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 670-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBITS
EXHIBIT 2.2.2
EXHIBIT 10.62
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.

On May 6, 2005, Solexa, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 2 to that certain Acquisition Agreement, dated as of September 28, 2004, by and between the Company and Solexa Limited, a company registered in England and Wales (“Solexa Limited”), as amended by that certain Amendment and Waiver dated as of March 3, 2005 (the “Amendment”). The Amendment modifies certain registration rights of certain stockholders of the Company and the Company’s registration obligations to such stockholders as set forth therein. The Amendment is attached hereto as Exhibit 2.2.2 and is incorporated herein by reference.

In connection with the Amendment, the Company also entered into Amendments No. 1 to Amended and Restated Company Support Agreement, dated as of April 21, 2005, by and between the Company and certain stockholders (the “Stockholders”) of the Company (“Amendment No. 1”). Amendment No. 1 modifies certain registration rights of the Stockholders and the Company’s registration obligations to the Stockholders as set forth therein. Amendment No. 1 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

See Item 3.02 regarding the warrant issued to Seven Hills Partners LLC (“Seven Hills”).

Item 3.02 Unregistered Sales of Equity Securities.

On May 6, 2005, the Company issued and sold 180,000 shares of the Company’s common stock at $4.00 per share and a warrant to purchase 90,000 shares of the Company’s common stock at an exercise price of $5.00 per share to Seven Hills as payment of a portion of the fee owed for services rendered by Seven Hills in connection with the business combination between the Company and Solexa Limited completed on March 4, 2005.

The warrant is exercisable 180 days after issuance and remains exercisable until the five year anniversary of issuance. The price of the warrant is subject to certain adjustments as set forth therein. The warrant is attached hereto as Exhibit 10.62 and is incorporated herein by reference.

The issuance and sale of the common stock and warrant to Seven Hills were exempt from registration in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and or Regulation D of the Securities Act, for transactions by an issuer not involving a public offering.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

2.2.2	Amendment No. 2 to Acquisition Agreement, dated as of May 6, 2005, by and between the Company and Solexa Limited.

10.62	Warrant issued by the Company to Seven Hills Partners LLC on May 6, 2005.

99.1	Form of Amendment No. 1 to Amended and Restated Company Support Agreement between the Company and certain stockholders of the Company.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.

Dated: May 11, 2005	By:	/s/ Linda Rubinstein

Name: Linda Rubinstein
Title: Vice President and Chief Financial Officer

EXHIBITS

2.2.2	Amendment No. 2 to Acquisition Agreement, dated as of May 6, 2005, by and between the Company and Solexa Limited.

10.62	Warrant issued by the Company to Seven Hills Partners LLC on May 6, 2005.

99.1	Form of Amendment No. 1 to Amended and Restated Company Support Agreement between the Company and certain stockholders of the Company.